UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2005

NAPSTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32373	77-0551214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

Napster, Inc.
9044 Melrose Avenue
Los Angeles, California 90069
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 281-5000

Roxio, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 3, 2005, Napster, Inc. issued a press release reiterating its previously disclosed guidance for revenues of approximately $11 million in the third quarter ended December 31, 2004. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein in its entirety.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1	Press Release of Napster, Inc., dated January 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2005

Napster, Inc. (Registrant)
By: /S/ WILLIAM E. GROWNEY, JR.
Name: William E. Growney, Jr.
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Napster, Inc., dated January 3, 2005.